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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                              --------------------


          Date of Report (Date of earliest event reported): May 9, 2006

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)




            Delaware                      1-12387               76-0515284
(State or other jurisdiction of         (Commission        (I.R.S. Employer of
 incorporation or organization)         File Number)          Incorporation
                                                            Identification No.)



   500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                   60045
     (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 9, 2006, Tenneco Inc.'s stockholders approved the Tenneco Inc. 2006 Long-Term Incentive Plan, which had been adopted by Tenneco's Board of Directors on March 21, 2006 (subject to stockholder approval). The plan provides for the issuance of a variety of awards, including stock options, restricted stock, stock equivalent units and performance shares, to directors, employees, consultants and other persons performing services for the company or its subsidiaries. The plan, which replaces the company's prior 2002 Long-Term Incentive Plan, provides for the issuance of up to 2 million shares of common stock (plus any shares that remained available for issuance under the 2002 plan or are forfeited such that they would have been added back to the reserve under the 2002 plan). A copy of the plan is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. Also attached as exhibits to this Form 8-K are the forms of the following award agreements the company intends to use under the plan: (i) outside directors' restricted stock award (Exhibit 99.2);
(ii) employee stock option award (Exhibit 99.3); and (iii) employee restricted stock award (Exhibit 99.4).


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.         Description
-----------         -----------

99.1                Tenneco Inc. 2006 Long-Term Incentive Plan.

99.2 Form of Restricted Stock Award Agreement for non-employee directors under the Tenneco Inc. 2006 Long-Term Incentive Plan.

99.3 Form of Stock Option Agreement for employees under the Tenneco Inc. 2006 Long-Term Incentive Plan.

99.4 Form of Restricted Stock Award Agreement for employees under the Tenneco Inc. 2006 Long-Term Incentive Plan.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TENNECO INC.


Date: May 11, 2006                          By:  /s/ Timothy R. Donovan
                                                 -------------------------------
                                                 Timothy R. Donovan
                                                 Executive Vice President and
                                                 General Counsel